                                                                     EXHIBIT 4.1

                     (ADVENTRX PHARMACEUTICALS LOGO GRAPHIC)
         NUMBER                                                     SHARES

A

                         ADVENTRX PHARMACEUTICALS, INC.

INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE
                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                           CUSIP NO. 00764X 10 3

THIS CERTIFIES THAT

                                 (SPECIMEN LOGO)

Is the owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER
                    SHARE, OF ADVENTRX PHARMACEUTICALS, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and registered by the Registrar.
      Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                  Dated:

/s/ Carrie Carlander                             SEAL      /s/ Evan Levine
----------------------                                     --------------------
         CFO                                                           CEO

                                                            AUTHORIZED SIGNATURE


                          COUNTERSIGNED AND REGISTERED:
                               AMERICAN STOCK TRANSFER & TRUST COMPANY
                          BY:  TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE
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The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full According to applicable laws or regulations:

TEN COM  - as tenants in common             UNIF GIFT MIN ACT -____CUSTODIAN____
TEN ENT  - as tenants by the entireties                      (CUST)      (MINOR)
JT TEN   - as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants        Act___________________________
         In common.                                          (STATE)


    Additional abbreviations may also be used though not in the above list.

 For Value Received, __________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE.
    ______________________________


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________ shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________


            ________________________________________________________
   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION
                      OR ELARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:


______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARNATEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.